Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 10th day of December, 2014 among:

(a) INSTALLED BUILDING PRODUCTS, INC., a Delaware corporation (the “Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of July 8, 2014, that provides, among other things, for loans and letters of credit aggregating One Hundred Million Dollars ($100,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Consolidated Fixed Charges” therefrom and to insert in place thereof the following:

“Consolidated Fixed Charges” means, for any period, as determined on a Consolidated basis, the aggregate, without duplication, of (a) Consolidated Interest Expense paid in cash, (b) Consolidated Income Tax Expense paid in cash, (c) principal payments on Consolidated Funded Indebtedness (other than prepayments of the Loans), (d) Capital Distributions (other than Capital Distributions made by the Borrower to repurchase its capital stock from members of the Current Holder Group, TCI Contracting, LLC and Cetus Capital II, LLC, in an aggregate amount not to exceed Forty Million Dollars ($40,000,000) during the Commitment Period), and (e) Consolidated Unfunded Capital Expenditures.

2. Closing Deliveries. Concurrently with the execution of this Amendment, the Borrower shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

4. Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

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6. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

9. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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11852464.3

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JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Michael T. Miller
Executive Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender

By:	/s/ Melissa P. Ingwersen
Melissa P. Ingwersen President, Central Ohio Market

Signature Page 1 of 6 to

First Amendment Agreement

SUNTRUST BANK

By:	/s/ Vinay Desai
Vinay Desai
Vice President

Signature Page 2 of 6 to

First Amendment Agreement

ROYAL BANK OF CANADA

By:	/s/ Raja Khanna
Raja Khanna
Authorized Signatory

Signature Page 3 of 6 to

First Amendment Agreement

ASSOCIATED BANK, N.A.

By:	/s/ J. Brent Thomas
J. Brent Thomas
Senior Vice President

Signature Page 4 of 6 to

First Amendment Agreement

BRANCH BANKING & TRUST COMPANY

By:	/s/ Brian J. Blomeke
Brian J. Blomeke
Senior Vice President

Signature Page 5 of 6 to

First Amendment Agreement

THE HUNTINGTON NATIONAL BANK

By:	/s/ Lance Rapp
Lance Rapp
Vice President

Signature Page 6 of 6 to

First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of December 10, 2014. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

INSTALLED BUILDING PRODUCTS, INC.

ACCURATE INSULATION LLC

AMERICAN INSULATION & ENERGY SERVICES, LLC

ANY SEASON INSULATION, LLC

BAYTHERM INSULATION, LLC

BUILDING MATERIALS FINANCE, INC.

CORNHUSKER INSULATION, LLC

GARAGE DOOR SYSTEMS, LLC

GOLD INSULATION, INC.

G-T-G, LLC

HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED

By:	/s/ Michael T. Miller
Michael T. Miller Executive Vice President and Chief Financial Officer

IBHL A HOLDING COMPANY, INC.

IBHL B HOLDING COMPANY, INC.

IBHL II-A HOLDING COMPANY, INC.

IBHL II-B HOLDING COMPANY, INC.

IBP ASSET, LLC

IBP ASSET II, LLC

IBP EXTERIORS, INC.

IBP HOLDINGS, LLC

IBP HOLDINGS II, LLC

IBP TEXAS ASSETS I, LLC

IBP TEXAS ASSETS II, LLC

IBP TEXAS ASSETS III, LLC

INSTALLED BUILDING PRODUCTS, LLC

INSTALLED BUILDING PRODUCTS II, LLC

By:	/s/ Michael T. Miller
Michael T. Miller Executive Vice President and Chief Financial Officer

Signature Page 1 of 2 to

Guarantor Acknowledgment and Agreement

INSTALLED BUILDING PRODUCTS - PORTLAND, LLC

INSULVAIL, LLC

LAKESIDE INSULATION, LLC

LKS TRANSPORTATION, LLC

METRO HOME INSULATION, LLC

MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.

NORTHWEST INSULATION, LLC

OJ INSULATION HOLDINGS, INC.

RAJAN, LLC

ROCKFORD INSULATION, LLC

SPEC 7 INSULATION CO., LLC

SUPERIOR INSULATION SERVICES, LLC

TCI CONTRACTING, LLC

THERMAL CONTROL INSULATION, LLC

U.S. INSULATION CORP.

WATER-TITE COMPANY, LLC

WILSON INSULATION COMPANY, LLC

MARV’S INSULATION, INC.

INSTALLED BUILDING SOLUTIONS II, LLC

By:	/s/ Michael T. Miller
Michael T. Miller Executive Vice President and Chief Financial Officer

GOLD STAR INSULATION, L.P. By: Gold Insulation, Inc., its general partner

By:	/s/ Michael T. Miller
Michael T. Miller Executive Vice President and Chief Financial Officer

OJ INSULATION, L.P. By: OJ Insulation Holdings, Inc., its general partner

By:	/s/ Michael T. Miller
Michael T. Miller Executive Vice President and Chief Financial Officer

Signature Page 2 of 2 to

Guarantor Acknowledgment and Agreement